EXHIBIT 99.1
Office of the United States Trustee

In re:
   The Kushner-Locke Company
Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	53

For the Period FROM:	3/1/2006

TO:	3/31/2006

		Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$8,835,669.72	$6,996,979.89	$482,632.52

B. Less: Total Disbursements per all Prior Statements		$7,194,903.55	$6,990,892.77	$5,992.48

C. Beginning Balance		$1,909,099.38	$72,043.33	$476,640.04

D. Receipts during Current Period

Description
3/2/2006	Wire Transfer		$45,000.00
3/3/2006	Sting Music			$12,478.00
3/6/2006	Court TV		$15,000.00
3/10/2006	Zolfo Cooper	$4,318.30
3/10/2006	Court TV (Kushner-Locke)	$3,750.00	$(3,750.00)
3/15/2006	Wire Transfer		$35,000.00
3/30/2006	Wire Transfer		$40,000.00
3/31/2006	interest	$7,128.47

	TOTAL RECEIPTS THIS PERIOD	$15,196.77	$131,250.00	$12,478.00	—

E. Balance Available (C plus D)		$1,924,296.15	$203,293.33	$489,118.04	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 53	Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose
3/2/2006		Wire Transfer	$45,000.00
3/2/2006	38449	Alice P.Neuhauser		$381.81
3/2/2006	38450	Bowne of Los Angeles, Inc		$566.00
3/2/2006	38451	USI of Southern California		$5,000.00
3/2/2006	38452	SBC		$82.62
3/2/2006	38453	SBC		$362.98
3/2/2006	38455	Clumeck,Stern,Schenkelburg& Getzo		$6,365.75
3/3/2006		ADP Fees		$167.00
3/6/2006	38456	Qwest Communications		$50.30
3/6/2006	38457	Bonded Services, Inc		$6,582.81
3/6/2006	38458	Bowne of Los Angeles, Inc		$466.40
3/6/2006	38459	Vision Films		$11,250.00
3/6/2006	38461	KEREN AMINIA		$190.00
3/10/2006		ADP Fees		$106.17
3/14/2006	8277	Payroll		$1,319.77
3/14/2006	8278	Payroll		$10,049.84
3/14/2006	8279	Payroll		$1,544.04
3/14/2006	8280	Payroll		$2,744.04
3/14/2006		ADP Taxes		$11,269.81
3/15/2006		Service Charge		$139.02
3/15/2006		Wire Transfer	$35,000.00
3/17/2006		ADP Fees		$20.00
3/17/2006	38462	Accurate Express		$18.00
3/17/2006	38463	Recall		$1,239.73
3/17/2006	38464	New Wave Entertainment		$150.40
3/17/2006	38465	Blue Shield of California		$373.00
3/22/2006	38466	KEREN AMINIA		$360.83
3/22/2006	38467	KEVIN MARINO		$261.01
3/22/2006	38468	Health Net		$4,187.18
3/22/2006	38469	Arrowhead		$24.79
3/24/2006		ADP Fees		$273.17
3/28/2006		ADP Taxes		$10,778.97
3/28/2006	8281	Payroll		$1,319.76
3/28/2006	8282	Payroll		$10,291.37
3/28/2006	8283	Payroll		$1,544.03
3/28/2006	8284	Payroll		$2,744.04
3/30/2006	38470	SBC		$82.49
3/30/2006	38471	SBC		$340.24
3/30/2006	38472	KEVIN MARINO		$210.94
3/30/2006	38473	New Beginnings Enterprises		$4,052.10
3/30/2006		Wire Transfer	$40,000.00
3/31/2006		Control Agreement			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$120,000.00	$96,910.41	$50.00	—

G. Ending Balance (E less F)			$1,804,296.15	$106,382.92	$489,068.04	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 53	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£449,354.22	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£222,619.06	Pound Sterling	Time Deposit (KL' s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$16,890.04
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$29,999.80
Denial Venture	1890-69-6501	$76,710.74
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$8,097.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser
Debtor in Possession